UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

AUDIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35528	91-2061537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Fairchild Drive

Mountain View, CA 94043

(Address of principal executive offices) (Zip code)

(650) 254-2800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 30, 2015, in connection with the entry into a definitive Agreement and Plan of Merger on April 29, 2015 with Knowles Corporation, a Delaware corporation (“Knowles”), and Orange Subsidiary, Inc., a Delaware Corporation (“Merger Sub”), Audience, Inc. (“Audience”) distributed communications regarding the proposed transaction to its employees and certain of its customers. In addition, Knowles provided supplemental information regarding the proposed transaction in a presentation to analysts and investors and a town hall presentation to Audience’s employees. Copies of the Audience employee communication, the Audience customer communication, the Knowles presentation to investors and the Knowles town hall presentation to Audience employees are attached as Exhibits 99.3, 99.4, 99.5 and 99.6, respectively, and are incorporated by reference herein.

Important Additional Information

The tender offer for Audience’s outstanding common stock has not yet commenced. This Current Report is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any Audience securities.

The solicitation and the offer to buy common stock of Audience will be made only pursuant to an offer to purchase and related materials that Knowles and Merger Sub intend to file with the SEC on Form S-4 and Schedule TO, respectively, which will include an Offer to Exchange, a letter of transmittal and related documents (the “Tender Materials”). Audience also intends to file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Audience stockholders and other investors should read the Tender Materials contained in the Form S-4, Schedule TO and the Schedule 14D-9 to be filed by Knowles, Merger Sub and Audience, respectively, carefully because these documents will contain important information, including the terms and conditions of the tender offer. Audience stockholders may obtain any other Tender Materials subsequently filed with the SEC from its website (at www.sec.gov), without charge.

Materials filed by Knowles and Merger Sub may be obtained for free at Knowles’s web site, www Knowles com. Materials filed by Audience may be obtained for free at Audience’s web site, www.audience.com. Stockholders and other investors are urged to read carefully all tender offer materials prior to making any decisions with respect to the tender offer.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.3	Audience, Inc. employee communication dated April 30, 2015.

99.4	Audience, Inc. customer communication dated April 30, 2015.

99.5	Knowles Corporation investor presentation, dated April 30, 2015 (incorporated by reference to the Rule 425 filing filed with the SEC by Knowles on April 30, 2015).

99.6	Knowles Corporation employee town hall presentation, dated April 30, 2015 (incorporated by reference to the Rule 425 filing filed with the SEC by Knowles on April 30, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDIENCE, INC.

Date: April 30, 2015	By:	/s/ Craig Factor
	Name:	Craig Factor
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.3	Audience, Inc. employee communication dated April 30, 2015.

99.4	Audience, Inc. customer communication dated April 30, 2015.

99.5	Knowles Corporation investor presentation, dated April 30, 2015 (incorporated by reference to the Rule 425 filing filed with the SEC by Knowles on April 30, 2015).

99.6	Knowles Corporation employee town hall presentation, dated April 30, 2015 (incorporated by reference to the Rule 425 filing filed with the SEC by Knowles on April 30, 2015).